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                                                                    Exhibit 11

                              CONSENT OF COUNSEL

        We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 3 to the Registration Statement of The One Group(R) Investment Trust on Form N-1A (Nos. 33-66080 and 811-7874) under the Securities Act of 1933, as amended.

                                          ROPES & GRAY

Washington, D.C.
February 29, 1996